ARTICLES
Exhibit 3.1
                                         of
                       INTERNATIONAL CONTOUR TECHNOLOGY INC.
                               TABLE OF CONTENTS
PART    ARTICLE      SUBJECT

1    INTERPRETATION
          1.1.     Definition
                   Construction of Words
          1.2.     Definitions same as Company Act
          1.3.     Interpretation Act Rules of Construction apply

2    SHARES
          2.1.     Member entitled to Certificate
          2.2.     Replacement of Lost or Defaced Certificate
          2.3.     Execution of Certificates
          2.4.     Recognition of Trusts

3    ISSUE OF SHARES
          3.1.     Directors Authorized
          3.2.     Conditions of Allotment
          3.3.     Commissions and Brokerage
          3.4.     Conditions of Issue

4    SHARE REGISTERS
          4.1.     Registers of Members, Transfers and Allotments
          4.2.     Branch Registers of Members
          4.3.     Closing of Register of Members

5     TRANSFER AND TRANSMISSION OF SHARES
          5.1.     Transfer of Shares
          5.2.     Execution of Instrument of Transfer
          5.3.     Enquiry as to Title not Required
          5.4.     Submission of Instruments of Transfer
          5.5.     Transfer Fee
          5.6.     Personal Representative Recognized on Death
          5.7.     Death or Bankruptcy
          5.8.     Persons in Representative Capacity

6     ALTERATION OF CAPITAL
          6.1.     Increase of Authorized Capital
          6.2.     Other Capital Alterations
          6.3      Creation, Variation and Abrogation of Special
Rights and
                   Restrictions
          6.4.     Consent of Class Required
          6.5.     Special Rights of Conversion
          6.6.     Class Meetings of Members

7     PURCHASE AND REDEMPTION OF SHARES
          7.1.     Company Authorized to Purchase or Redeem its
Shares
          7.2.     Selection of Shares to be Redeemed
          7.3.     Purchased or Redeemed Shares Not Voted

8     BORROWING POWERS
          8.1.     Powers of Directors
         8.2 Special Rights Attached to and Negotiability of Debt Obligations
          8.3.     Register of Debentureholders
          8.4.     Execution of Debt Obligations
          8.5.     Register of Indebtedness

9    GENERAL MEETINGS
          9.1.     Annual General Meetings
          9.2.     Waiver of Annual General Meetin2
          9.3.     Classification of General Meetings
          9.4.     Calling of Meetings
          9.5.     Advance Notice for Election of Directors
          9.6.     Notice of General Meeting
          9.7.     Waiver or Reduction of Notice
          9.8.     Notice of Special Business at General Meeting

10   PROCEEDINGS AT GENERAL MEETINGS
         10.1.     Special Business
         10.2.     Requirement of Quorum
         10.3.     Quorum
         10.4.     Lack of Quorum
         10.5.     Chairman
         10.6.     Alternate Chairman
         10.7.     Adjournments
         10.8.     Resolutions Need Not Be Seconded
         10.9.     Decisions by Show of Hands or Poll
         10.10.    Casting Vote
         10.11.    Manner of Taking Poll
         10.12.    Retention of Ballots Cast on a Poll
         10.13.    Casting of Votes
         10.14.    Ordinary Resolution Sufficient

II     VOTES OF MEMBERS
         11.1.     Number of Votes Per Share or Member
         11.2.     Votes of Persons in Representative Capacity
         11.3.     Representative of a Corporate Member
         11.4.     Votes by Joint Holders
         11.5.     Votes by Committee for a Member
         11.6.     Appointment of Proxyholders
         11.7.     Execution of Form of Proxy
         11.8.     Deposit of Proxy
         11.9.     Validity of Proxy Note
         11.10.    Revocation of Proxy
12     DIRECTORS
         12.1      Number of Directors
         12.2.     Remuneration and Expenses of Directors
         12.3.     Qualification of Directors

13     ELECTION OF DIRECTORS
         13.1.     Election at Annual General Meetings
         13.2.     Eligibility of Retiring Director
         13.3.     Continuance of Directors
         13.4.     Election of Less than Required Number of
Directors
         13.5.     Filling a Casual Vacancy
         13.6.     Additional Directors
         13.7.     Alternate Directors
         13.8.     Termination of Directorship
         13.9.     Removal of Directors

14     POWERS OF DUTIES OF DIRECTORS
         14.1.     Management of Affairs and Business
         14.2.     Appointment of Attorney

15     DISCLOSURE OF INTEREST OF DIRECTORS
         15.1.     Disc1osure of Conflicting Interest
         15.2.     Voting and Quorum re Proposed Contract
         15.3. Director May Hold Office or Place of Profit with Company
         15.4.     Director Acting in Professional Capacity
         15.5.     Director Receiving Remuneration from Other
Interests

16     PROCEEDINGS OF DIRECTORS
         16.1.     Chairman and Alternate
         16.2.     Meetings  Procedure
         16.3.     Meetings by Conference Telephone
         16.4.     Notice of Meeting
         16.5.     Waiver of Notice of Meetings
         16.6.     Quorum
         16.7.     Continuing Directors may Act During Vacancy
         16.8.     Validity of Acts of Directors
         16.9.     Resolution in Writing Effective

17     EXECUTIVE AND OTHER COMMITTEES
         17.1.     Appointment of Executive Committee
         17.2.     Appointment of Committees
         17.3.     Procedure at Meetings

18     OFFICERS
         18.1.     President and Secretary Required
         18.2.     Persons Holding More Than One Office and
Remuneration
         18.3.     Disclosure of Conflicting Interest

19     INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND
EMPLOYEES
         19.1.     Indemnification of Directors
         19.2.     Indemnification of Officers, Employees, Agents
         19.3.     Indemnification not invalidated by non-
compliance
         19.4.     Company may Purchase Insurance

20     DIVIDENDS AND RESERVES
         20.1.     Declaration of Dividends
         20.2.     Declared Dividend Date
         20.3.     Proportionate to Number of Shares Held
         20.4.     Reserves
         20.5.     Receipts from Joint Holders
         20.6.     No Interest on Dividends
         20.7.     Payment of Dividends
         20.8.     Capitalization of Undistributed Surplus

21     DOCUMENTS, RECORDS AND REPORTS
         21.1.     Documents to be Kept
         21.2.     Accounts to be Kept
         21.3.     Inspection of Accounts
         21.4.     Financial Statements and Reports for General
Meeting
         21.5.     Financial Statements and Reports for Members

22     NOTICES
         22.1.     Method of Giving Notice
         22.2.     Notice to Joint Holders
         22.3.     Notice to Personal Representative
         22.4.     Persons to Receive Notice

23     RECORD DATES
         23.1.     Record Date
         23.2.     No Closure of Register of Members

24     SEAL
         24.1.     Affixation of Seal to Documents
         24.2.     Reproduction of Seal
         24.3.     Official Seal for Other Jurisdictions

25     MECHANICAL REPRODUCTION OF SIGNATURES
         25.1.     Instruments may be Mechanically Signed
         25.2.     Definition of Instruments

26     PROHIBITIONS
         26.1 Number of Members and No Securities Offered to the
                   Public
         26.2      Restriction on Transfer of Shares

                          PROVINCE OF BRITISH COLUMBIA

                                   COMPANY ACT

                                    ARTICLES
                                       of

                     INTERNATIONAL CONTOUR TECIINOLOGY INC.


                                    PART 1

                               INTERPREFATION

1.1. In these Articles, unless there is something in the subject or context inconsistent therewith:

"Board" and "the Directors" or "the directors" mean the Directors, sole
Director or alternate Director of the Company for the time being.

"Company Act" means the Company Act of the Province of British
Columbia as
from time to time enacted and all amendments thereto and statutory modifications thereof and includes the regulations made pursuant thereto.

"seal" means the common seal or the Company.

"month" means calendar month.

"registered owner" or "registered holder" when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such share.

"personal representative" shall include executors. administrators, trustees in bankruptcy and duly constituted representatives in lunacy.

Expressions referring to writing shall be construed as including references to printing, lithography. typewriting, photography and other modes or representing or reproducing words in a visible form.

Words importing the singular include the plural and vice versa:
and words
importing male persons include female persons and words importing persons sha1l include corporations.

1.2. The meaning of any words or phrases defined in the Company Act shall. if not inconsistent with the subject or context, bear the same meaning in these Articles.

1.3. The Rules of Construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles.

                                    PART 2

                         SHARES AND SHARE CERTIFICATES

2.1. Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him; provided that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to the first named of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificate may be sent through the mail by registered prepaid mail to the member entitled thereto, and neither the Company nor any transfer agent shall be liable for any loss occasioned to the member owing to any such share certificate so sent being lost in the mail or stolen.

2.2.     If a share certificate

(i) is worn out or defaced, the Directors shall, upon production to them of the said certificate and upon such other terms, if any, as they may think fit, order the said certificate to be cancelled and shall issue a new ertificate in lieu thereof;

(ii) is lost, stolen or destroyed. then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the
Directors deem adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen or destroyed certificate; or

(iii) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered and, upon payment of an amount determined from time to time by the Directors, the Company shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

2.3. Every share certificate shall be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed, lithographed, engraved or otherwise mechanically reproduced in accordance with these Articles.

2.4. Except as required by law, statute or these Articles, no person shall be recognized by the Company as holding any share upon any trust, and the
Company shall not be bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute ight to the entirety thereof in its registered holder.

                                     PART 3

                                ISSUE OF SHARES

3.1. Subject to Article 3.2 and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase or alteration of capital, the shares shall be under the control of the Directors who may, subject to the rights of the registered holders of the shares of the
Company for the time being issued, issue, allot, sell or otherwise dispose of, and/or grant options on or otherwise deal in, shares authorized but not outstanding at such times, to such persons (including Directors), in such manner, upon such terms and conditions, and at such price or for such consideration, as they, in their absolute discretion, may determine.

3.2. If the Company is, or becomes, a company which is not a reporting company and the Directors are required by the Company Act before allotting any shares to offer them pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Company
Act.

3.3. Subject to the provisions of the Company Act, the Company, or the
Directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally. for any shares, debentures, share rights, warrants or debenture stock in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares, debentures, share rights, warrants or debenture stock, provided that, if the Company is not a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 25 per centum of the amount of the subscription price of such shares, and if the Company is a specially limited company, the rate of the commission and discount shall not in the aggregate exceed 98 per centum of the amount of the subscription price of such shares, debentures, share rights, warrants or debenture stock. The Company may also pay such brokerage as may be lawful.

3.4. No share may be issued until it is fully paid and the Company shall have received the full consideration therefor in cash, property or past services actually performed for the Company. The value of the property or services for the purposes of this Article shall be the value determined by the
Directors by resolution to be, in all circumstances of the transaction, the fair market value thereof.

                                     PART 4

                                SHARE REGISTERS

4.1. The Company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within British Columbia, all as required by the Company Act. and may combine one or more of such registers. If the Company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the Directors may appoint a trust company. which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of shares.
The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

4.2 Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the
Directors may from time to time deter mine.

4.3. The Company may at any time close its register of members upon resolution of the Directors.

                                    PART 5

                      TRANSFER AND TRANSMISSION OF SHARES

5.1. Subject to the provisions of the Memorandum and of these Articles that may be applicable, any member may transfer any of his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's share certificates or in such other form as the Directors may from time to time approve. Except to the extent that the Company Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of members or a branch register of members thereof.

5.2. The signature of the registered holder of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered holder represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its directors, officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

5.3. Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered holder or by any intermediate holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

5.4. Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to bc transferred and such other evidence, if any, as the
Directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

5.5. There shall be paid to the Company in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

5.6. In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares. Before recognizing any legal personal representative the Directors may require him to obtain a grant of probate or letters of administration in
British Columbia.

5.7. Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Company Act shall have been deposited at the Company's registered office.

5.8. Any person becoming entitled to a share in consequence of the death or bankruptcy of a member shall, upon such documents and evidence being produced to the Company as the Company Act requires or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute has the right either to be registered as a member in his representative capacity in respect of such share, or, if he is a personal representative instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made: but the
Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

                                     PART 6

                              ALTERATION OF CAPITAL

6.1.     The Company may by ordinary resolution filed with the
Registrar amend
its Memorandum to increase the authorized capital of the Company by:

(i) creating shares with par value or shares without par value, or both;

(ii) increasing the number of shares with par value or shares without par value, or both; or

(iii) increasing the par value of a class of shares with par value, if no shares of that class are issued.

All new shares shall be subject to the same provisions with reference to transfers, transmissions and otherwise as the existing shares of the Company

6.2. The Company may by special resolution alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, or change the designation of all or any of its shares but only to such extent, in such manner and with such consents of members holding a class of shares which is the subject of or affected by such alteration, as the Company Act provides

6.3     The Company may alter its Memorandum or these Articles

(i) by special resolution, to create, define and attach special rights or restrictions to any shares, and

(ii) by special resolution and by otherwise complying with any applicable provision of its Memorandum or these Articles, to vary or abrogate any special rights and restrictions attached to any shares and in each case by filing a certified copy of such resolution with the Registrar but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of three-fourths, or such greater majority as may be specified by the special rights attached to the class of shares, of the issued shares of such class.

6.4 Notwithstanding such consent in writing or such resolution, no such alteration shall be valid as to any part of the issued shares of any class unless the holders of the rest of the issued shares of such class either all consent thereto in writing or consent thereto by a resolution passed by the votes of members holding three-fourths of the rest of such shares.

6.5 If the Company is or becomes a reporting company, no resolution to create, vary or abrogate any special right of conversion attaching to any class of shares shall be submitted to any meeting of members unless, if so required by the Company Act, the Superintendent of Brokers shall have consented to the resolution.

6.6 Unless these Articles otherwise provide, the provisions of these
Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares but the quorum at a class meeting shall be one person holding or representing by proxy one-third of the shares affected.

                                    PART 7

                      PURCHASE AND REDEMPTION OF SHARES

7.1 Subject to the special rights and restrictions attached to any class of shares, the Company may, by a resolution of the Directors and in compliance with the Company Act, purchase any of its shares at the price and upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption or if the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange or the Company is purchasing the shares from dissenting members pursuant to the requirements of the Company Act, the
Company shall make its offer to purchase pro rata to every member who holds shares of the class or kind, as the case may be, to be purchased.

7.2 If the Company proposes at its option to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to such class of shares, decide the manner in which the shares to be redeemed shall be selected.

7 3     Subject to the provisions of the Company Act, any shares
purchased or
redeemed by the Company may be sold or issued by it, but, while such shares are held by the Company, it shall not exercise any vote in respect of these shares.

                                     PART 8

                               BORROWING POWERS

8.l     The Directors may from time to time on behalf of the
Company

(i) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit,

(ii) issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person, and

(iii) mortgage, charge, whether by way of specific or floating charge, or give other security on the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).

8.2 Any bonds, debentures or other debt obligations of the Company may be issued at a discount. premium or otherwise, and with any special privileges as to redemption, surrender, drawing. allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of Directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the Directors may determine.

8.3. The Company shall keep or cause to be kept within the Province of
British Columbia in accordance with the Company Act a register of its debentures and a register of debentureholders, which registers may be combined, and, subject to the provisions of the Company Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Directors may from time to lime determine and the Directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

8.4 Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one Director or officer of the Company or by or on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be printed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is as valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the issue thereof.

8.5. The Company shall keep or cause to be kept a register of its indebtedness to every Director or officer of the Company or an associate of any of them in accordance with the provisions of the Company Act.

                                      PART 9

                                 GENERAL MEETINGS

9.1. Subject to any extensions of time permitted pursuant to the Company
Act, the first annual general meeting of the Company shall be held within fifteen months from the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time (not being more than thirteen months after the holding of the last preceding annual general meeting) and place as may be determined by the Directors.

9.2. If the Company is, or becomes, a company which is not a reporting company and all the members entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be transacted at the meeting, the meeting need not be held.

9.3. All general meetings other than annual general meetings are herein referred to as and may he called extraordinary general meetings.

9.4. The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting, if requisitioned in accordance with the Company Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitionists as provided in the Company Act.


9.5. If the Company is or becomes a reporting company, advance notice of any general meeting at which Directors are to be elected shall be published in the manner required by the Company Act.

9.6. A notice convening, a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, shall be given as provided in the Company Act and in the manner hereinafter in these Articles mentioned, or in such other manner
(if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or under these Articles to receive such notice from the Company. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting, by any member shall not invalidate the proceedings at that meeting.

9.7. All the members of the Company entitled to attend and vote at a general meeting may, by unanimous consent in writing given before, during or after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

9.8. Except as otherwise provided by the Company Act, where any special business at a general meeting includes considering, approving. ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the Company or at some other place in British
Columbia designated in the notice during usual business hours up to the date of such general meeting.

                                      PART 10

                          PROCEEDINGS AT GENERAL MEETINGS

10.1 All business shall be deemed special business which is transacted at

(i) an extraordinary general meeting other than the conduct of and voting at, such meeting, and

(ii) an annual general meeting, with the exception of the conduct of, and voting at, such meeting. the consideration of the financial statement and of the respective reports of the Directors and Auditor, fixing or changing the number of directors, approval of a motion to elect two or more directors by a single resolution, the election of Directors, the appointment of the Auditor, the fixing of the remuneration of the Auditor and such other business as by these Articles of the Company Act may be transacted at a general meeting ithout prior notice thereof being given to the members or any business which is brought under consideration by the report of the Directors.

10.2. No business, other than election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

10.3. Save as herein otherwise provided, a quorum shall be two members or proxyholders representing two members, or one member and a proxyholder representing another member. The Directors, the Secretary or, in his absence, an Assistant Secretary, and the solicitor of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat.

10.4. If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon lie requisition of members, shall be dissolved. In any other case it shall stand adjourned to the same clay in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting shall be a quorum.


10.5 The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice-President of the Company, if any, shall be entitled to preside as chairman at every general meeting of the
Company.

10.6. If at any general meeting neither the Chairman of the Board nor
President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the
Directors present shall choose some one of their number to be chairman or if all the Directors present decline to take the chair or shall fail to so choose or if no Director be present, the members present shall choose some other person in attendance, who need not be a member, to be chairman.

10.7. The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice, but not advance notice, of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

l0.8.     No motion proposed at a general meeting need be seconded
and the
chairman may propose or second a motion.

10.9. Subject to the provisions of the Company Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at least one member entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decision shall be entered in the book of proceedings of the Company A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry to that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favor of, or against, that resolution.

10.10. In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote in addition to the vote or votes to which he may be entitled as member or proxyholder and this provision shall apply notwithstanding the Chairman is interested in the subject matter of the 'resolution.

10.11. No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven days after the meeting and at such time and place and in such manner as the hairman of the meeting directs. The result of the poll shall be deemed to be the resolution of and passed at the meeting upon which the poll was demanded.
Any business other than that upon which the poll has been demanded may be proceeded with pending the taking of the poll. A demand for a poll may be withdrawn. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

10.12. Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Company
Act may
provide.

10.13. On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes lie uses in the same way.

10.14.     Unless the Company Act, the Memorandum or these
Articles otherwise
provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.

                                      PART 11

                                 VOTES OF MEMBERS

11 1.     Subject to any special voting rights or restrictions
attached to any
class of shares and the restrictions on joint registered holders of shares, on a show of hands every member who is present in person and entitled to vote thereat shall have one vote and on a poll every member shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxyholder.

11.2. Any person who is not registered as a member but is entitled to vote at any general meeting in respect of a share, may vote the share in the same manner as if he were a member; but, unless the Directors have previously admitted his right to vote at that meeting in respect of the share, he shall satisfy the Directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

11.3. Any corporation not being a subsidiary which is a member of the
Company may, by resolution of its directors or other governing body, authorize such person as it thinks fit to act as its representative at any general meeting or class meeting. The person so authorized shall he entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages.
Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.

11.4. In the case of joint registered holders of a share, the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered holders;
and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

11.5 A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, curator bonis, or other person in the nature of a committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

11.6. A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion. If such member should appoint more than one proxyholder for the same occasion, he shall specify the number of shares each proxyholder shall be entitled to vote.
A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

11.7. A form of proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxyholder need not be a member of the
Company.

11.8. A form of proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, not less than
48 hours (excluding Saturdays, Sundays, and holidays) before the time for holding the meeting or such other time and place as is specified in the notice calling the meeting. In addition to any other method of depositing proxies provided for in these Articles, the Directors may from time to time, by resolution, make regulations relating to the depositing of proxies at any place or places and fixing the time or times for depositing the proxies not exceeding 48 hours (excluding Saturdays, Sundays, and holidays) preceding the meeting or adjourned meeting specified in the notice calling a meeting of members and providing for particulars of such proxies to be sent to the
Company or any agent of the Company in writing or by letter, telegram, telex, or any method of transmitting legibly recorded messages so as to arrive before the commencement of the meeting or adjourned meeting at the office of the
Company or of any agent of the Company appointed for the purpose of receiving such particulars and providing that proxies so deposited as required by this
Part and votes given in accordance with such regulations shall be valid and shall be counted.

11.9. A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the share in respect of which the proxy is given provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the chairman of the meeting or adjourned meeting for which the proxy was given before the vote is taken.

11.10.     Every proxy may be revoked by an instrument in writing

(i) executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

(ii) delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken.

or in any other manner provided by law.

                                      PART 12

                                     DIRECTORS

12.1. The subscribers to the Memorandum of the Company are the first
Directors. The Directors to succeed the first Directors may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting of the subscribers, or if not so appointed, they shall be elected by the members entitled to vote on the election or Directors and the number of Directors shall be the same as the number of Directors so appointed or elected. The number of directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles the number of Directors shall never be less than one or, if the Company is or becomes a reporting company, less than three.

12.2. The remuneration of the Directors as such may from time to time be determined by the Directors or, if the Directors shall so decide, by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director. The Directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the
Company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors are outside the ordinary duties of a Director or shall otherwise be specially occupied in or about the
Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The Directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

12.3 A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by the Company Act, to become or act as a Director.

                                     PART 13

                        ELECTION AND REMOVAL OF DIRECTORS

13.1. At each annual general meeting of the Company, all the Directors shall retire and the members shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles.
If the Company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote thereat such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

13.2.    A retiring Director shall be eligible for re-election.

13.3. Where the Company fails to hold an annual general meeting in accordance with the Company Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

13.4. If at any general meeting at which there should be an election of
Directors, the places of any of the retiring Directors are not filled by such election, such of the retiring Directors who are not re-elected as may be requested by the newly-elected Directors shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected at a general meeting convened for the purpose. If any such election or continuance of Directors does not result in the election or continuance of the number of
Directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of Directors actually elected or continued in office

13.5. Any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director.

13.6. Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors but not more than one-third of the number of Directors fixed pursuant to these Articles and in effect at the last general meeting at which Directors were elected. Any Director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting and so long as he is an additional Director the number of Directors shall be increased accordingly.

13.7. Any Director may by instrument in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the
Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of such instrument to the Company Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as a Director at a meeting at which the person appointing him is not personally present, and, if he is a Director, to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the Company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the
Director appointing him.

13.8.    The office of Director shall he vacated if the Director:

(i) resigns his office by notice in writing delivered to the registered office of the Company; or

(ii)     is convicted of an indictable offence and the other
Directors shall
have resolved to remove him or

(iii) ceases to be qualified to act as a Director pursuant to the Company Act.

13.9. The Company may by special resolution remove any Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.

                                      PART 14

                          POWERS AND DUTIES OF DIRECTORS

14.1. The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all such powers of the Company as are not, by the Company Act or by the
Memorandum or these Articles, required to be exercised by the Company in general meeting.

14.2. The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the
Company for such purposes, and with such powers, authorities and discretions
(not exceeding those vested in or exercisable by the Directors under these
Articles and excepting the powers of the Directors relating to the constitution of the Board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such appointment may be made in favour of any of the
Directors or any of the members of the Company or in favour of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may he authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

                                       PART l5

                         DISCLOSURE OF INTEREST OF DIRECTORS

15.1. A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a
Director shall declare the nature and extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a Director, as the case may be, in accordance with the provisions of the Company Act.

15.2. A Director shall not vote in respect of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken. Subject to the provisions of the
Company Act, the foregoing prohibitions shall not apply to

(i) any such contract or transaction relating to a loan to the Company, which a Director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or any part of the loan;

(ii) any contract or transaction made or to be made with, or for the benefit of a holding corporation or a subsidiary corporation of which a
Director is a director;

(iii) any contract by a Director to subscribe for or underwrite shares or debentures to be issued by the Company or a subsidiary of the Company, or any contract, arrangement or transaction in which a Director is, directly or indirectly, interested if all the other Directors are also, directly or indirectly interested in the contract, arrangement or transaction;

(iv)     determining the remuneration of the Directors:

(v) purchasing and maintaining insurance to cover Directors against liability incurred by them as Directors; or

(vi)     the indemnification of any Director by the Company.

These exceptions may from time to time be suspended or amended to any extent approved by the Company in general meeting and permitted by the Company Act, either generally or in respect of any particular contract or transaction or for any particular period.

15.3. A Director may hold any office or place of profit with the Company
(other than the office of auditor of the Company) in conjunction with his office of Director for such period and on such terms (as to remuneration or otherwise) as the Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to this tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Company Act, no contract or transaction entered into by or on behalf of the Company in which a Director is in any way interested shall be liable to be voided by reason thereof.

15.4.     Subject to compliance with the provisions of the Company
Act, a
Director or his firm may act in a professional capacity for the Company
(except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

15.5. A Director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Company Act, such Director shall not be accountable to the Company for any remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.

                                      PART 16

                             PROCEEDINGS OF DIRECTORS

16.1. The Chairman of the Board, if any, or in his absence, the President shall preside as chairman at every meeting of the Directors, or if there is no
Chairman of the Board or neither the Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

16.2. The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes, the chairman shall not have a second or casting vote.
Meetings of the Board held at regular intervals may be held at such place, at such time and upon such notice (if any) as the Board may by resolution from time to time determine.

16.3. A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communications facilities by means of which all Directors participating in the meeting can hear each other and provided that all such Directors agree to such participation. A Director participating in a meeting in accordance with this
Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

16.4. A Director may, and the Secretary or an Assistant Secretary upon request of a Director shall, call a meeting of the Board at any time.
Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each of the
Directors and alternate Directors at his address as it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of a meeting of Directors to any Director or alternate Director (i) who is at the time not in the
Province of British Columbia or (ii) if such meeting is to be held immediately following a general meeting at which such Director shall have been elected or is the meeting of Directors at which such Director is appointed.

l6.5.    Any Director of the Company may file with the Secretary a
document
executed by him waiving notice of any past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter.
After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need be given to such Director and, unless the Director otherwise requires in writing to the Secretary, to his alternate Director of any meeting of Directors and all meetings of the Directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such Director or alternate Director.

16.6. The quorum necessary for the transaction of the business of the
Directors may be fixed by the Directors and if not so fixed shall be a majority of the Directors or, if the number of Directors is fixed at one, shall be one Director.

16.7. The continuing Directors may act notwithstanding any vacancy in their body. but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of
Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

16.8. Subject to the provisions of the Company Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such Directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a
Director.

16.9. A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means by all of the Directors or their alternates shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the Directors and shall be effective on the date stated thereon or on the latest date stated on any counterpart.

                                      PART 17

                         EXECUTIVE AND OTHER COMMITTEES

17.1. The Directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which
Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said
Committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof

17.2 The Directors may by resolution appoint one or more committees consisting of such member or members of their body as they think fit and may delegate to any such committee between meetings of the Board such powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the Board and the power to appoint or remove officers appointed by the Board) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes or their transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof.

17.3. The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

                                    PART 18

                                   OFFICERS

18.1. The Directors shall, from time to time, appoint a President and a
Secretary and such other officers, if any, as the Directors shall determine arid the Directors may, at any time, terminate any. such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Company Act.

18.2. One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the
Board, the President or the Managing Director shall be a Director. The other officers need not be Directors. The remuneration of the officers of the ompany as such and their terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the Company a pension or gratuity. The
Directors may decide what functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform the functions of the Secretary specified in the Company Act.

18.3. Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict

                                     PART 19

          INDEMNITY AND PROTECTION OF DIRECTORS, OFFICERS AND
EMPLOYEES

19.1 Subject to the provisions of the Company Act, the Directors shall cause the Company to indemnify a Director or former Director of the Company and the Directors may cause the Company to indemnify a director or former director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a Director of the Company or a director of such corporation, including any action brought by the Company or any such corporation. Each Director of the Company on being elected or appointed shall be deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.2. Subject to the provisions of the Company Act, the Directors may cause the Company to indemnify any officer,. employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding that he is also a Director) and his heirs and personal representatives against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company or such corporation. In addition, the Company shall indemnify the
Secretary or an Assistant Secretary of the Company (if he shall not be a full time employee of the Company and notwithstanding that he is also a Director and his respective heirs and legal representatives against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Company Act or these Articles and each such Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the Company on the terms of the foregoing indemnity.

19.3. The failure of a Director or officer of the Company to comply with the provisions of the Company Act or of the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

19.4. The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the Company or as a director, officer, employee or agent or any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such Director, director, officer, employee or agent.

                                     PART 20

                              DIVIDENDS AND RESERVE

20.1. The Directors may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds or assets available for dividends shall he conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds, debentures or other securities of the
Company or any other corporation or in any one or more such ways as may be authorized by the Company or the Directors and where any difficulty arises with regard to such a distribution the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient the Directors.

20.2. Any dividend declared on shares of any class by the Directors may be made payable on such date as is fixed by the Directors.

20.3 Subject to the rights of members (if any) holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

20.4. The Directors may, before declaring any dividend, set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of the
Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds, which they think prudent not to divide.

20.5. If several persons are registered as joint holders of any share, any one of them may give an effective receipt for any dividend, bonuses or other moneys payable in respect of the share.

20.6.     No dividend shall bear interest against the Company.
Where the
dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed to be payment in full

20.7. Any dividend. bonuses or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of Joint holders, to the registered address of that one of the joint holders who is first named on the register, or to such person and to such address as the holder or joint holders nay direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid [(I the appropriate taxing authority.

20.8. Notwithstanding anything contained in these Articles the Directors may from time to time capitalize any undistributed surplus on hand of the
Company and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

                                      PART 21

                          DOCUMENTS, RECORDS AND REPORTS

21.1. The Company shall keep at its records office or at such other place as the Company Act may permit, the documents, copies, registers, minutes, and records which the Company is required by the Company Act to keep at its records office or such other place. as the case may be.

21.2. The Company shall cause to be kept proper books of account and accounting records in respect of all financial and other transactions of the
Company in order properly to record the financial affairs and condition of the
Company and to comply with the Company Act.

21.3. Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the Company.

21.4. The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Company
Act.

21.5  .     Every member shall be entitled to be furnished once
gratis on
demand with a copy of the latest annual financial statement of the Company and, if so required by the Company, Act, a copy of each such annual financial statement and interim financial statement shall be mailed to each member.

                                      PART 22

                                      NOTICES

22.1 A notice, statement or report may be given or delivered by the
Company to any member either by delivery to him personally or by sending it by mail to him to his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statement or report shall be deemed to be effected by properly addressing. prepaying and mailing the notice. statement or report and to have been given on the day, Saturdays, Sundays and holidays excepted. following the date of mailing. A certificate signed by the Secretary or other officer of the
Company or of any other corporation acting in that behalf for the Company' that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

22.2 A notice, statement or report may be given or delivered by the
Company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

22.3. A notice, statement or report may be given or delivered by the
Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address (if any) supplied to the Company for the purpose by' the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in manner in which the same might have been given if the death. bankruptcy or incapacity' had not occurred.

22.4 Notice of every general meeting or meeting of members holding a class of shares shall be given in a manner herein before authorized to every member holding at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shall be entitled to receive notices of any such meeting.

                                     PART 23

                                   RECORD DATES

23.1. The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Company Act preceding the date of any meeting of members or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.

23.2. Where no record date is so fixed for the determination of members as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be the record date for such determination.

                                    PART 24

                                      SEAL

24 .1     The Directors may provide a seal for the Company and, if
they do so,
shall provide for the safe custody of the seal which shall not he affixed to any instrument except in the presence of the following persons, namely,

(i)     any two Directors, or

(ii) one of the Chairman of the Board, the President, the Managing
Director, a Director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary-Treasurer. an Assistant Secretary, an Assistant
Treasurer and an Assistant Secretary- Treasurer, or

(iii) if the Company shall have only one member, the President or the
Secretary, or

(iv) such person or persons as the Directors may from time to time by resolution appoint and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.

24.2. To enable the seal of the Company to be affixed to any bonds, debentures, share certificates. or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Company
Act and or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures. share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the Managing Director or a Vice-
President and the Secretary Treasurer, Secretary-Treasurer, an
Assistant
Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the Company's seal to be affixed to such definitive or interim bonds. debentures, share certificates or other securities by the use of such dies Bonds. debentures. share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.

24.3. The Company may have for use in any other province, state, territory, or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the powers conferred by the Company Act with respect thereto may be exercised by the Directors or by a duly authorized agent of the Company.

                                     PART 25

                      MECHANICAL REPRODUCTIONS OF SIGNATURES

25.1. The signature of any officer, Director. registrar, branch registrar, transfer agent or branch transfer agent of the Company, unless otherwise required by the Company Act or by these Articles, may. if authorized by the
Directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date of the delivery or issue of such instrument

25.2. The term "instrument" as used in Article 25.1. shall include deeds, mortgages, hypothecs, charges, conveyances. transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the
Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

                                    PART 26

                                 PROHIBITIONS

26. 1.     If the Company is, or becomes, a company which is not a
reporting
company, (i) the number of members for the time being of the Company, exclusive of persons who are for the time being in the employment of the
Company and continue to be members after the termination of such employment, shall not exceed 50, and (ii) no securities issued by the Company shall be offered for sale to the public nor shall the public be invited to subscribe therefore.

26.2 If the Company is, or becomes a company which is not a reporting company, or a reporting company but does not have any of its securities listed for trading on any stock exchange wheresoever situate, or a reporting company and has not with respect to any of its securities filed a prospectus with the
Superintendent of Brokers or any similar securities regulatory body and obtained a receipt therefore, then no shares shall be transferred without the previous consent of the Directors expressed by a resolution of the Board and the Directors shall not be required to give any reason for refusing to any such proposed transfer.


Full Name(s), Resident Address(es) and Occupation(s) of
Subscriber(s)

Signature:        /S/  Louis P. Salley
Name:             LOUIS P. SALLEY
Resident Address: 830 Millbank
                  Vancouver, B.C. V5Z 3Z4
Occupation:       Barrister and Solicitor

DATED the 18th day of September, 1987.

                                 NEW BRUNSWICK
                           BUSINESS CORPORATIONS ACT
                                     FORM 3

                             ARTICLES OF AMENDMENT
                               (Sections 26, 116)

1.  Name of Corporation: TSI TelSys Corporation
2.  Corporation Number:  502293
3. The articles of the above mentioned corporation are amended as follows:

To consolidate the issued common shares by exchanging one common share for every five common shares.
Date  July 30, 1998

                              TSI TELSYS CORPORATION
                      NEW BRUNSWICK BUSINESS CORPORATIONS ACT
                                     Form 7
                                   Schedule 2

1.  TSI TelSys Corporation
2.  100,000,000 Common Shares without par value; 100,000,000
Senior Preferred
Shares without par value, of which 3,000 are designated Senior
Preferred
Shares Series 1; and 100,000,000 Junior Preferred Shares without par value.
3.  Restrictions on share transfers: none.
4.  Minimum of three and maximum of eight directors.
5.  Restrictions on business the corporation may carry on: none.
6.  Details of incorporation:  Incorporated under the Company Act
(British
Columbia) on September 22, 1987.
7. Other provisions: Meetings of shareholders of the Company may, as determined by the Directors of the Company from time to time, be held in:
(a)provinces other than New Brunswick; and
(b)in the United States.

                                 APPENDIX A
                                Schedule "A"
                                   PART 27
             SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO SHARES
           (As altered by Special Resolution dated March 22, 1996)

27.1 Common Shares.: The Common Shares without par value in the capital of the Company (the "Common Shares") shall have attached thereto the following rights, privileges, restrictions and conditions:

(i) Votes: The holders of the Common Shares are entitled to receive notice of and to attend all meetings of shareholders of the Company, except meetings at which only holders of another specified class or series of Shares are entitled to vote. The holders of the Common Shares are entitled to one vote for each Common Share held on all votes taken at such meetings.

(ii) Dividends: The holders of the Common Shares shall be entitled to receive and to participate as to dividends as and when declared by the board of Directors the Company and all such dividends shall he declared and paid at the same time on all such Common Shares at the time outstanding.

(iii) Change in Shares: Subject to the provisions of the Company Act, any amendment to the Articles of the Company to delete or vary any rights, privileges, restrictions or conditions attaching to the Common Shares, or to create any special shares ranking in priority or on a parity with the Common
Shares or to subdivide, consolidate reclassify or change the Common Shares, may only be made if consented to by at least three quarters (314) of the votes cast at a meeting of the holders of the Common Shares duly called for that purpose.

                                 APPENDIX A
                                Schedule "B"
                                COMPANY ACT
                                   FORM I
                   MEMORANDUM OF TSI TELSYS CORPORATION
         (As altered by Special Resolution dated March 22, 1996)

1. The name of the Company is "TSI TELSYS CORPORATION".

2. The authorized capital of the Company consists of 300,000,000 shares divided into:

a)     100,000,000 Common Shares without par value;
b) 100,000,000 Senior Preferred Shares without par value, of which 3,000 are designated Senior Preferred Shares Series 1; and
c)     100,000,000 Junior Preferred Shares without par value.

3. The special rights and restrictions attached to the shares are set out in
Parts 27 and 28 of the Articles of the Company.

                                SCHEDULE "A"
                                COMPANY ACT
                 ALTERED MEMORANDUM OF TSI TELSYS CORPORATION
            (as altered by special resolution dated April 7, 1995)

1.     The name of the Company is "TSI TELSYS CORPORATION".
2. The authorized capital of the Company consists of 325,000,000 shares, divided into:
(a) 100,000,000 Class A Subordinate Voting Shares without par value;
(b) 25,000,000 Class C Multiple Voting Shares without par value;
(c) 100,000,000 Senior Preferred Shares without par value, of which 3,000 are designated Senior Preferred Shares, Series 1; and
(d)     100,000,000 Junior Preferred Shares without par value.
3. The special rights and restrictions attached to the shares are set out in
Parts 27 and 28 of the Articles of the Company.

                               SCHEDULE "B"
                               COMPANY ACT
                                  FORM 1
            MEMORANDUM OF INTERNATIONAL CONTOUR TECHNOLOGY INC.
          (as altered by Special Resolution dated June 25, 1993)

1. The name of the Company is  INTERNATIONAL CONTOUR TECHNOLOGY
INC.
2.The authorized capital of the Company consists of 325,000,000 shares, divided into:
(a) 100,000,000 Class A Subordinate Voting Shares without par value;
(b)  25,000,000 Class C Multiple Voting Shares without par value;
(c) 100,000,000 Senior Preferred Shares without par value, of which 3,000 are designated Senior Preferred Shares, Series 1; and
(d)  100,000,000 Junior Preferred Shares without par value.
3. The special rights and restrictions attached to the shares are set out in
Parts 27 and 28 of the Articles of the Company.

                                  PART 27
             SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO SHARES
            (as altered by special resolution dated April 7, 1995)

27.1  Subordinate Voting Shares and Multiple Voting Shares:  The
Class A
Subordinate Voting Shares without par value (the "Subordinate Voting Shares") and the Class C Multiple Voting Shares without par value (the "Multiple Voting
Shares") shall have attached thereto the following respective rights, privileges, restrictions and conditions:

(i)  Votes:  The holders of the Subordinate Voting Shares and the
Multiple
Voting Shares are entitled to receive notice of and to attend all meetings of shareholders of the Company, except meetings at which only holders of another specified class or series of Shares are entitled to vote. The holders of the
Subordinate Voting Shares are entitled to one vote for each Subordinate Voting
Share held on all votes taken at such meetings and the holders of the Multiple
Voting Shares are entitled to 5 votes for each Multiple Voting Share held on all votes taken at such meetings.

(ii) Dividends: The holders of the Subordinate Voting Shares and the Multiple
Voting Shares shall be entitled to receive and to participate as to dividends as and when declared by the board of Directors of the Company and all such dividends shall be declared and paid at the same time on all such Subordinate
Voting Shares and Multiple Voting Shares at the time outstanding;

(iii) Conversion of Multiple Voting Shares: Upon and subject to the terms and conditions hereinafter set forth, a holder of Multiple Voting Shares shall be entitled at any time and from time to time to have any or all of the
Multiple Voting Shares held by him converted into Subordinate Voting Shares on the basis of one Subordinate Voting Share for each Multiple Voting Share so converted (subject to adjustment as set forth below):

(a) Exercise of Conversion Right: Except as set forth in paragraph 27.1.
(iv) (c) below, in order to exercise such right of conversion such holder shall deliver and surrender to the Company or to its transfer agent the certificate or certificates representing the Multiple Voting Shares which he desires to convert together with a written notice to the effect that the holder desires to exercise his right of conversion in respect of that number of Multiple Voting Shares specified in the conversion notice. The conversion notice shall state the name or names in which the holder wishes the certificate or certificates for Subordinate Voting Shares to be issued and the address or addresses to which he wishes such certificate or certificates to be sent and shall be signed by the holder or his agent duly authorized in writing. If less than all the Multiple Voting Shares represented by any certificate or certificates accompanying any conversion notice are to be converted, the holder shall be entitled to receive, at the expense of the
Company, a new certificate representing the Multiple Voting Shares comprised in the certificate or certificates surrendered as aforesaid which are not to be converted.

(b) Share Certificate: On any conversion of Multiple Voting Shares the certificate or certificates representing the Subordinate Voting Shares resulting therefrom shall be issued at the expense of the Company in the name or names indicated in the notice of conversion or, in the absence of such indication, in the name of the holder, provided that the holder shall pay any applicable security transfer taxes or charges if such certificate or certificates are to be issued in a name or names other than the name of the holder.

(c) Date of Exercise of Conversion Right: Except as set forth in paragraph
27.1. (iv) (c) below, the right of a holder of Multiple Voting Shares to convert the same into Subordinate Voting Shares shall and for all purposes shall be deemed to have been exercised and the holder of Multiple Voting
Shares to be converted (or any person or persons in whose name or names such holder of Multiple Voting Shares shall have directed a certificate or certificates representing Subordinate Voting Shares to be issued as provided above) shall and for all purposes shall be deemed to have become a holder of
Subordinate Voting Shares, on the date of receipt by the Company or by its transfer agent of the certificate or certificates representing all of the
Multiple Voting Shares to be converted accompanied by an appropriate conversion notice as provided above, notwithstanding any delay in the delivery by the Company or by its transfer agent of the certificate or certificates representing the Subordinate Voting Shares into which the Multiple Voting
Shares have been converted.

(d) Prior Notice of Dividends: The Company shall not pay any dividend upon the Subordinate Voting Shares payable in shares of the capital of the Company, or issue to holders of Subordinate Voting Shares rights to purchase
Subordinate Voting Shares, unless it shall have given to the holders of the
Multiple Voting Shares notice of the payment of such dividends or the issue of such rights at least THIRTY (30) days prior to the record date f6r the determination of shareholders entitled to such dividends or the issue of such rights and shall not, during the period of such notice, take any other corporate actions which might deprive the holders of the Multiple Voting
Shares of the opportunity of exercising the right of conversion as aforesaid.

(e)  Dilution Protection:  In the event of
A. any subdivision, consolidation, conversion, exchange or reclassification of the Subordinate Voting Shares or Multiple Voting Shares;
B. any reorganization of the share capital of the Company affecting in any manner the Subordinate Voting Shares or Multiple Voting Shares; or
C. the amalgamation of the Company with any other company or companies;
the appropriate adjustment will be made to the conversion right provided above so as to preserve that right in all respects.

(iv)  Take-Over Bid Protection:

(a) Exercise of Conversion Right to Multiple Voting Shares: Upon
and subject
to the conditions hereinafter set forth, in the event an Offer is made, each
Subordinate Voting Share shall be convertible at the option of the holder
during the Conversion Period into one Multiple Voting Share
(subject to
adjustment as set forth below).   The holder shall complete and
sign the form
headed "Exercise of Right to Convert to Multiple Voting Shares"
(Form 1) on
the reverse side of the certificate or certificates representing the
Subordinate Voting Shares which the holder desires to convert, specifying the
number of Subordinate Voting Shares to be converted.  Immediately following
the completion and signing of Form 1 as aforesaid, the holder shall complete
and sign the form headed "Exercise of Right to Convert to
Subordinate Voting
Shares" (Form 2) on the reverse side of each  such  certificate
or
certificates.    Each  such certificate  or  certificates  shall
be
presented and surrendered to the Depositary at any of its
Designated Offices
or, in the event that the Offer is a Stock Exchange Offer, such certificate or
certificates shall be presented and surrendered to the Transfer
Agent at any
of the offices at which the Transfer Agent provides transfer agency facilities
for the Company's Subordinate Voting Shares. Upon such receipt by the
Depositary or the Transfer Agent, as the case may be, and subject to each of
Form 1 and Form 2 having been completed and signed as set forth above, the
conversion right into Multiple Voting Shares shall have been exercised and the
holder shall hold and shall be deemed for all purposes to hold fully paid
Multiple Voting Shares effective from the time of signing, and in the number
designated in, Form 1 (not exceeding in aggregate the total number of Multiple
Voting Shares resulting from such conversion) and the certificate
or
certificates held by the Depositary or the Transfer Agent, as the case may be,
shall represent and shall be deemed for all purposes to represent such
Multiple Voting Shares. In the event that each of Form 1 and Form
2 are not
completed and signed as set forth above, no conversion to Multiple
Voting
Shares effective from the time of signing Form 1 shall or shall be deemed to
have occurred.   In the event that a certificate or certificates
are presented
and surrendered to the Transfer Agent as set forth above, the Transfer Agent shall and for all purposes shall be deemed to be irrevocably appointed and empowered to act as the true and lawful attorney of the depositing ho1d~r to take all such steps and sign all such documents in the name and on behalf of the depositing holder as is necessary for the purpose of facilitating the acceptance of the Stock Exchange Offer by the depositing holder. The holder shall pay any governmental or other tax imposed on or in respect of the conversion of Subordinate Voting Shares as set forth above. If less than all of the Subordinate Voting Shares represented by any certificate are to be converted, the holder shall be entitled to receive, at the expense of the
Company, a new certificate representing the Subordinate Voting Shares comprised in the original certificate which are not to be converted.

(b) Conversion Right Not Coming into Effect: The right of a holder of
Subordinate Voting Shares to convert such shares into Multiple Voting Shares as set forth in paragraph 27.1. (iv) (a) above shall not come into effect in the event that an identical offer in terms of price per share, percentage of shares to be taken up, exclusive of shares owned immediately prior to the
Offer by the offeror or associates or affiliates of the offeror, and other essential terms is made to purchase Subordinate Voting Shares concurrently with the Offer, which offer has no conditions attached other than the right not to take up and pay for Subordinate Voting Shares tendered if no Multiple
Voting Shares are purchased pursuant to the Offer.

(c)  Exercise of Right to Convert to Subordinate Voting Shares:
Notwithstanding paragraph 27.1. (iv) (a) above, by signing Form 2 on the everse side of the certificate or certificates representing Subordinate
Voting Shares which the holder elects to convert into Multiple Voting Shares as set forth in paragraph 27.1. (iv) (a) above, in the circumstances described below the holder shall and for all purposes shall be deemed, in his capacity as a holder of Multiple Voting Shares as a result of completing and signing Form 1, to have irrevocably elected to have exercised his right to convert into Subordinate Voting Shares each Multiple Voting Share acquired by him as a result of such conversion of Subordinate Voting Shares into Multiple
Voting Shares.  In such event the holder shall be entitled to one
Subordinate
Voting Share for each Multiple Voting Share so converted (subject to adjustment as set forth below). The said conversion of Multiple Voting Shares to Subordinate Voting Shares shall and for all purposes shall be deemed to occur and be effective:
A. in the case of Multiple Voting Shares taken up and purchased under the
Offer, immediately after such shares are so taken up and purchased; and
B. in the case of Multiple Voting Shares not taken up and purchased under the
Offer, immediately after such shares are released to the depositing holder by the Depositary or by the Transfer Agent, as the case may be

(d)  Dilution Protection:  In the event of:
A. any subdivision1 consolidation, conversion, exchange or reclassification of the Multiple Voting Shares or Subordinate Voting Shares;
B. any reorganization of the share capital of the Company affecting in any manner the Multiple Voting Shares or Subordinate Voting Shares; or
C. the amalgamation of the Company with any other company or companies; the appropriate adjustment will be made to the conversion right provided above so as to preserve that right in all respects.

(e)  Definitions:  In this Article 27.1. (iv):
A. "Conversion Period" means the period of time commencing on the Offer
Date and ending:
1) in the case of an Offer other than a Stock Exchange Offer, at the latest time for the deposit of Multiple Voting Shares under the Offer at the respective Designated Offices of the Depositary; and
2) in the case of a Stock Exchange Offer, at 12:30 p.m., Vancouver time, on the business day immediately preceding the Expiry Date;
B. "Depositary" means the person or persons or company or companies appointed to act as depositary under the Offer;
C. "Designated Office" means those offices of the Depositary at which certificates representing Multiple Voting Shares may be deposited under the
Offer;
D. "Expiry Date" means the last date upon which holders of Multiple Voting
Shares may accept an Offer;
E. "Offer" means an offer to purchase Multiple Voting Shares which must, by reason of applicable securities legislation or the requirements of a stock exchange on which the Multiple Voting Shares are listed, be made to all or substantially all holders of Multiple Voting Shares residing in any province of Canada;
F.  "Offer Date" means the date an Offer is made;
G. "Stock Exchange Offer" means an Offer made through the facilities of a stock exchange on which the Multiple Voting Shares are listed; and
H. "Transfer Agent" means the registrar and transfer agent of the Company's issued share capital.

(v)Change in Shares:

(a) Rights of Holders of Class of Shares Changed: Subject to the provisions of the Company Act, any amendment to the Articles of the Company to delete or vary any rights, privileges, restrictions and conditions attaching to the
Subordinate Voting Shares or the Multiple Voting Shares or to create any special shares ranking in priority to or on a parity with either the
Subordinate Voting Shares or the Multiple Voting Shares or to subdivide, consolidate, reclassify or change the Subordinate Voting Shares or the
Multiple Voting Shares, may only be made if consented to by at least three-quarters (3/4) of the votes cast at a meeting of the holders of the
Subordinate Voting Shares or the Multiple Voting Shares, as the case may be, duly called for that purpose.

(b) Rights of Holders of Other Class: The rights, privileges, restrictions and conditions attaching to either the Subordinate Voting Shares or the
Multiple Voting Shares cannot be changed in any manner whatsoever unless the other class of shares is changed in the same manner and in the same proportion or unless the prior approval of the holders of the Subordinate Voting Shares and the Multiple Voting Shares has been obtained for such change.

(vi)  Ranking of Subordinate Voting Shares and Multiple Voting
Shares:

Except as set out in paragraphs 27.l.(i) to 27.l.(v) above, the holders of the
Subordinate Voting Shares and the holders of the Multiple Voting Shares shall rank equally in all respects and have the same rights and restrictions and, without limitation, shall rank pari passu with the other as to any distribution of the remaining property or assets of the Company in the event of liquidation, dissolution or winding up of the Company.

                                   PART 28
           SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO PREFERRED
SHARES
             (as altered by special resolution dated April 7,
1995)

28.1     Special Rights and Restrictions attaching to Senior
Preferred Shares,
as a class.

The Senior Preferred Shares as a class shall have attached thereto the special rights and restrictions set out below:

(a) the Senior Preferred Shares may, from time to time, be issued in one or more series and the Board may, before the issue of shares of any particular series, alter the Memorandum of the Company to fix the number of and determine the designation of shares of that series and alter the Articles of the Company to create, define and attach the preferences, special rights and restrictions attaching to the shares of that series;

(b) the Senior Preferred Shares of each series shall, with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the
Company among its members for the purpose of winding-up its affairs, be entitled to a preference over the Class A Subordinate voting Shares without par value (the "Subordinate Voting Shares"), the Class B Special Subordinate
Voting Shares without par value (the "Special Shares"), the Class
C Multiple
Voting Shares without par value (the "Multiple Voting Shares"), the Junior
Preferred Shares without par value (the "Junior Preferred Shares") and over any other shares ranking junior to the Senior Preferred Shares on the occurrence of such an event and the Senior Preferred Shares of each series may also be given such other preferences over the Subordinate Voting Shares,
Special Shares, Multiple Voting Shares and Junior Preferred Shares and any other shares ranking junior to the Senior Preferred Shares as the Board may determine in accordance with Article 28.1(a) as to the amount of the paid-up capital thereon; and

(c) the Senior Preferred Shares of each series shall rank on a parity with the Senior Preferred Shares of every other series with respect to priority in payment of dividends, if any, and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of he Company among its members for the purpose of winding-up its affairs (other than any sinking fund or compulsory retirement obligation applicable to any particular series).

28.2  Special Rights and Restrictions attaching to Junior
Preferred Shares. as
a class.
The Junior Preferred Shares as a class shall have attached thereto the special rights and restrictions set out below:

(a) the Junior Preferred Shares may, from time to time, be issued in one or more series and the Board may, before the issue of shares of any particular series, alter the Memorandum of the Company to fix the number of and determine the designation of shares of that series and alter the Articles of the Company to create, define and attach the preferences, special rights and restrictions attaching to the shares of that series;

(b) the Junior Preferred Shares of each series shall, with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the
Company among its members for the purpose of winding-up its affairs, be entitled to a preference over the Subordinate Voting Shares, the Special
Shares, the Multiple Voting Shares, and over any other shares ranking junior to the Junior Preferred Shares on the occurrence of such an event but not over the Senior Preferred Shares and the Junior Preferred Shares of each series may also be given such other preferences over the Subordinate Voting Shares,
Special Shares, Multiple Voting Shares and any other shares ranking junior to the Junior Preferred Shares as the Board may determine in accordance with
Article 28.2(a) as to the amount of the paid-up capital thereon;
and

(c) the Junior Preferred Shares of each series shall rank on a parity with the Junior Preferred Shares of every other series with respect to priority in payment of dividends, if any, and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the
Company among its members for the purpose of winding-up its affairs (other than any sinking fund or compulsory retirement obligation applicable to any particular series).

28.3      Special Rights and Restrictions attaching to the Senior
Preferred
Shares, Series 1
The Senior Preferred Shares, Series 1 shall have attached thereto the special rights and restrictions set out below:

(a) the holders of the Senior Preferred Shares, Series 1 shall be entitled to receive and the Company shall pay thereon as and when declared by the Board out of the monies of the Company properly applicable to the payment of dividends fixed preferential cumulative cash dividends at the rate of $7.50 per share per annum calculated, in the case of the first year, from the date of issue to January 1, 1991 and, in the case of the second and third years, from January 2, 1991 and January 2, 1992, respectively; and at the rate of
$3.75 per share per annum calculated, in the case of the fourth and fifth years, from January 2, 1993 and January 2, 1994, respectively; thereafter, no dividends shall be paid on the Senior Preferred Shares, Series 1;

(b) if on any dividend payment date the dividend payable on such date is not paid in full on all the Senior Preferred Shares, Series 1 then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board on which the Company shall have sufficient monies properly applicable to the payment of the same;

(c) the holders of the Senior Preferred Shares, Series 1 shall not be entitled to any dividends other than or in excess of the fixed preferential cumulative cash dividends hereinbefore provided for;

(d) unless approved by special resolution of the holders of Senior
Preferred Shares, Series 1, no dividends shall at any time be declared or paid on or set apart for payment on any of the Subordinate Voting Shares, Special
Shares, Multiple Voting Shares, Junior Preferred Shares or on any shares of any other class ranking junior to the Senior Preferred Shares, Series 1 with respect to dividends nor shall the Company purchase any number of Senior
Preferred Shares, Series 1 less than the total number then outstanding unless in each case all dividends, up to and including the dividend payable on the last preceding dividend payment date, on the Senior Preferred Shares, Series 1 then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declaration or payment or setting apart for payment or purchase;

(e) in the event of the liquidation, dissolution or winding-up of the
Company or other distribution of assets of the Company among its members for the purpose of winding up its affairs the holders of the Senior Preferred
Shares, Series 1 shall be entitled to receive from the assets and property of the Company, before any amount is paid or any property or assets of the
Company distributed to the holders of any of the Subordinate
Voting Shares,
Special Shares, Multiple Voting Shares, Junior Preferred Shares or shares of any other class ranking junior to the Senior Preferred Shares, Series 1 on the occurrence of such an event, an amount equal to all accrued and unpaid preferential dividends thereon (which for such purpose shall be calculated as if such dividends were accruing up to the date of distribution); after payment to the holders of the Senior Preferred Shares, Series 1 of the amounts so payable to them as above provided and as provided in Article 28.1(b) they shall not be entitled to share in any further distribution of the property or assets of the Company;

(f) a holder of Senior Preferred Shares, Series 1 shall be entitled to require the Company to redeem, at any time or times, all or any of the Senior
Preferred Shares, Series 1 registered in the name of such holder on the books of the Company by tendering to the Company at its head office a share certificate or certificates representing the Senior Preferred Shares, Series 1 which the registered holder desires to have the Company redeem together with a written request to redeem such shares; upon receipt of a share certificate or certificates representing the Senior Preferred Shares, Series 1 which the registered holder desires to have the Company redeem together with such a request the Company shall, no later than the seventh day after the day on which the request in writing is given to the Company (the "Redemption Date") redeem such Senior Preferred Shares, Series 1 by paying to such registered holder the amount paid up on such shares together with any accrued and unpaid dividends thereon calculated to the Redemption Date (the "Redemption Price") for each such Senior Preferred Share, Series 1 being redeemed; such payment shall be made by cheque payable at par at any branch of the Company's bankers for the time being in Canada; if payment of the Redemption Price is not made on or within 7 days of the Redemption Date, the rights of the holder of the said Senior Preferred Shares, Series 1 shall remain unaffected;

(g) the holders of the Senior Preferred Shares, Series 1 shall not as such be entitled to vote at or attend any meetings of the members of the Company, other than at meetings of the holders of Senior Preferred Shares, Series 1 or at class meetings of the holders of all Senior Preferred Shares;

(h) the holders of the Senior Preferred Shares, Series 1 shall be entitled to notice of meetings of the members of the Company called for the purpose of authorizing liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of its undertaking but otherwise shall not be entitled to receive notice of meetings of the members of the Company; and

(i)  (i) each issued and fully paid Senior Preferred Share, Series
1 may until
January 2, 1993 be converted, at the option of the holder, into Subordinate
Voting Shares; after January 2, 1993 and on or before January 2,
1997, each
issued and fully paid Senior Preferred Share, Series 1 may be converted at the option of the holder into Subordinate Voting Shares; the conversion privilege herein provided for may be exercised by notice in writing given to the Company accompanied by a certificate or certificates representing the Senior Preferred
Shares, Series 1 in respect of which the holder thereof desires to exercise such right of conversion and shall specify the number of Senior Preferred
Shares, Series 1 which the holder desires to have converted; upon receipt of such notice the Company shall issue certificates representing fully paid
Subordinate Voting Shares upon the basis above prescribed and in accordance with the provisions hereof to the registered holder of the Senior Preferred
Shares, Series 1 represented by the certificate or certificates accompanying such notice; if less than all of the Senior Preferred Shares, Series 1 represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate for the Senior Preferred Shares, Series
1 representing the shares comprised in the original certificate which are not to be converted; if prohibited by applicable law, the Company shall not issue fractional shares, but shall pay to the shareholder an amount determined by multiplying the said fraction of a share by the Redemption Price per share then in effect;

(ii) all Subordinate Voting Shares resulting from any conversion of Senior
Preferred Shares, Series 1 into Subordinate Voting Shares pursuant to paragraph (i) above shall be deemed to be fully paid and non-assessable; the
Company shall not issue any Subordinate Voting Shares which will result in the unissued shares of such class being insufficient to fulfill the conversion privilege of the holders of the Senior Preferred Shares, Series 1 should the holders of all the outstanding Senior Preferred Shares, Series 1 determine to have the same converted in accordance with the provisions herein contained;
and

(iii) in the event of any subdivision, consolidation, reclassification or other change in the Subordinate Voting Shares of the Company, the holder of any Senior Preferred Shares, Series 1 exercising the conversion right shall be entitled to such number and/or type of shares as it would have received as a result of such subdivision, consolidation, reclassification or change if it had converted its Senior Preferred Shares, Series 1 into Subordinate Voting
Shares immediately prior to such change.

                                    SCHEDULE A
                                    COMPANY ACT
                                      FORM 1
               MEMORANDUM OF INTERNATIONAL CONTOUR TECHNOLOGY INC.
             (as altered by Special Resolution dated June 15,
1990)

1.  The name of the Company is "INTERNATIONAL CONTOUR TECHNOLOGY
INC.".
2. The authorized capital of the Company consists of 275,000,000 shares, divided into:
(a) 25,000,000 Class A Subordinate voting Shares without par value;
(b) 25,000,000 Class B Special Subordinate voting Shares without par value;
(c) 25,000,000 Class C Multiple voting Shares without par value;
(d) 100,000,000 Senior Preferred Shares without par value, issuable in series, of which 3,000 are designated Senior Preferred Shares, Series 1; and
(e) 100,000,000 Junior Preferred Shares without par value, issuable in series.
3. The special rights and restrictions attached to the shares are set out in
Parts 27 and 28 of the Articles of the Company

                                     PART 28
          SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO PREFERRED
SHARES
             (as altered by Special Resolution dated June 15,
1990)

28.1     Special Rights and Restrictions attaching to Senior
Preferred Shares,
as a class.
The Senior Preferred Shares as a class shall have attached thereto the special rights and restrictions set out below:

(a) the Senior Preferred Shares may, from time to time, be issued in one or more series and the Board may, before the issue of shares of any particular series, alter the Memorandum of the Company to fix the number of and determine the designation of shares of that series and alter the Articles of the Company to create, define and attach the preferences, special rights and restrictions attaching to the shares of that series;

(b) the Senior Preferred Shares of each series shall, with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the
Company among its members for the purpose of winding-up its affairs, be entitled to a preference over the Class A Subordinate voting Shares without par value (the "Subordinate Voting Shares"), the Class B Special Subordinate
Voting Shares without par value (the "Special Shares"), the Class
C Multiple
Voting Shares without par value (the "Multiple Voting Shares"), the Junior preferred Shares without par value (the "Junior Preferred Shares") and over any other shares ranking junior to the Senior Preferred Shares on the occurrence of such an event and the Senior Preferred Shares of each series may also be given such other preferences over the Subordinate Voting Shares,
Special Shares, Multiple Voting Shares and Junior Preferred Shares and any other shares ranking junior to the Senior Preferred Shares as the Board may determine in accordance with Article 28.1(a) as to the amount of the paid-up capital thereon; and

(c) the Senior Preferred Shares of each series shall rank on a parity with the Senior Preferred Shares of every other series with respect to priority in payment of dividends, if any, and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs (other than any sinking fund or compulsory retirement obligation applicable to any particular series).

28.2  Special Rights and Restrictions attaching to Junior
Preferred Shares. as
a class.
The Junior Preferred Shares as a class shall have attached thereto the special rights and restrictions set out below:

(a) the Junior Preferred Shares may, from time to time, be issued in one or more series and the Board may, before the issue of shares of any particular series, alter the Memorandum of the Company to fix the number of and determine the designation of shares of that series and alter the Articles of the Company to create, define and attach the preferences, special rights and restrictions attaching to the shares of that series;

(b) the Junior Preferred Shares of each series shall, with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the
Company among its members for the purpose of winding-up its affairs, be entitled to a preference over the Subordinate Voting Shares, the Special
Shares, the Multiple Voting Shares, and over any other shares ranking junior to the Junior Preferred Shares on the occurrence of such an event but not over the Senior Preferred Shares and the Junior Preferred Shares of each series may also be given such other preferences over the Subordinate Voting Shares,
Special Shares, Multiple Voting Shares and any other shares ranking junior to the Junior Preferred Shares as the Board may determine in accordance with
Article 28.2(a) as to the amount of the paid-up capital thereon;
and

(c) the Junior Preferred Shares of each series shall rank on a parity with the Junior Preferred Shares of every other series with respect to priority in payment of dividends, if any, and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the
Company among its members for the purpose of winding-up its affairs (other than any sinking fund or compulsory retirement obligation applicable to any particular series).

28.3      Special Rights and Restrictions attaching to the Senior
Preferred
Shares, Series 1
The Senior Preferred Shares, Series 1 shall have attached thereto the special rights and restrictions set out below:

(a) the holders of the Senior Preferred Shares, Series 1 shall be entitled to receive and the Company shall pay thereon as and when declared by the Board out of the monies of the Company properly applicable to the payment of dividends fixed preferential cumulative cash dividends at the rate of $7.50 per share per annum calculated, in the case of the first year, from the date of issue to January 1, 1991 and, in the case of the second and third years, from January 2, 1991 and January 2, 1992, respectively; and at the rate of
$3.75 per share per annum calculated, in the case of the fourth and fifth years, from January 2, 1993 and January 2, 1994, respectively; thereafter, no dividends shall be paid on the Senior Preferred Shares, Series 1;

(b) if on any dividend payment date the dividend payable on such date is not paid in full on all the Senior Preferred Shares, Series 1 then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board on which the Company shall have sufficient monies properly applicable to the payment of the same;

(c) the holders of the Senior Preferred Shares, Series 1 shall not be entitled to any dividends other than or in excess of the fixed preferential cumulative cash dividends hereinbefore provided for;

(d) unless approved by special resolution of the holders of Senior
Preferred Shares, Series 1, no dividends shall at any time be declared or paid on or set apart for payment on any of the Subordinate Voting Shares, Special
Shares, Multiple Voting Shares, Junior Preferred Shares or on any shares of any other class ranking junior to the Senior Preferred Shares, Series 1 with respect to dividends nor shall the Company purchase any number of Senior
Preferred Shares, Series 1 less than the total number then outstanding unless in each case all dividends, up to and including the dividend payable on the last preceding dividend payment date, on the Senior Preferred Shares, Series 1 then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declaration or payment or setting apart for payment or purchase;

(e) in the event of the liquidation, dissolution or winding-up of the
Company or other distribution of assets of the Company among its members for the purpose of winding up its affairs the holders of the Senior Preferred
Shares, Series 1 shall be entitled to receive from the assets and property of the Company, before any amount is paid or any property or assets of the
Company distributed to the holders of any of the Subordinate
Voting Shares,
Special Shares, Multiple Voting Shares, Junior Preferred Shares or shares of any other class ranking junior to the Senior Preferred Shares, Series 1 on the occurrence of such an event, an amount equal to all accrued and unpaid preferential dividends thereon (which for such purpose shall be calculated as if such dividends were accruing up to the date of distribution); after payment to the holders of the Senior Preferred Shares, Series 1 of the amounts so payable to them as above provided and as provided in Article 28.1(b) they shall not be entitled to share in any further distribution of the property or assets of the Company;

(f) a holder of Senior Preferred Shares, Series 1 shall be entitled to require the Company to redeem, at any time or times, all or any of the Senior
Preferred Shares, Series 1 registered in the name of such holder on the books of the Company by tendering to the Company at its head office a share certificate or certificates representing the Senior Preferred Shares, Series 1 which the registered holder desires to have the Company redeem together with a written request to redeem such shares; upon receipt of a share certificate or certificates representing the Senior Preferred Shares, Series 1 which the registered holder desires to have the Company redeem together with such a request the Company shall, no later than the seventh day after the day on which the request in writing is given to the Company (the "Redemption Date") redeem such Senior Preferred Shares, Series 1 by paying to such registered holder the amount paid up on such shares together with any accrued and unpaid dividends thereon calculated to the Redemption Date (the "Redemption Price") for each such Senior Preferred Share, Series 1 being redeemed; such payment shall be made by cheque payable at par at any branch of the Company's bankers for the time being in Canada; if payment of the Redemption Price is not made on or within 7 days of the Redemption Date, the rights of the holder of the said Senior Preferred Shares, Series 1 shall remain unaffected;

(g) the holders of the Senior Preferred Shares, Series 1 shall not as such be entitled to vote at or attend any meetings of the members of the Company, other than at meetings of the holders of Senior Preferred Shares, Series 1 or at class meetings of the holders of all Senior Preferred Shares;

(h) the holders of the Senior Preferred Shares, Series 1 shall be entitled to notice of meetings of the members of the Company called for the purpose of authorizing liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of its undertaking but otherwise shall not be entitled to receive notice of meetings of the members of the Company; and

(i)  (i) each issued and fully paid Senior Preferred Share, Series
1 may until
January 2, 1993 be converted, at the option of the holder, into Subordinate
Voting Shares; after January 2, 1993 and on or before January 2,
1997, each
issued and fully paid Senior Preferred Share, Series 1 may be converted at the option of the holder into Subordinate Voting Shares; the conversion privilege herein provided for may be exercised by notice in writing given to the Company accompanied by a certificate or certificates representing the Senior Preferred
Shares, Series 1 in respect of which the holder thereof desires to exercise such right of conversion and shall specify the number of Senior Preferred
Shares, Series 1 which the holder desires to have converted; upon receipt of such notice the Company shall issue certificates representing fully paid
Subordinate Voting Shares upon the basis above prescribed and in accordance with the provisions hereof to the registered holder of the Senior Preferred
Shares, Series 1 represented by the certificate or certificates accompanying such notice; if less than all of the Senior Preferred Shares, Series 1 represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate for the Senior Preferred Shares, Series
1 representing the shares comprised in the original certificate which are not to be converted; if prohibited by applicable law, the Company shall not issue fractional shares, but shall pay to the shareholder an amount determined by multiplying the said fraction of a share by the Redemption Price per share then in effect;

(ii) all Subordinate Voting Shares resulting from any conversion of Senior
Preferred Shares, Series 1 into Subordinate Voting Shares pursuant to paragraph (i) above shall be deemed to be fully paid and non-assessable; the
Company shall not issue any Subordinate Voting Shares which will result in the unissued shares of such class being insufficient to fulfill the conversion privilege of the holders of the Senior Preferred Shares, Series 1 should the holders of all the outstanding Senior Preferred Shares, Series 1 determine to have the same converted in accordance with the provisions herein contained;
and

(iii) in the event of any subdivision, consolidation, reclassification or other change in the Subordinate Voting Shares of the Company, the holder of any Senior Preferred Shares, Series 1 exercising the conversion right shall be entitled to such number and/or type of shares as it would have received as a result of such subdivision, consolidation, reclassification or change if it had converted its Senior Preferred Shares, Series 1 into Subordinate Voting
Shares immediately prior to such change.

                                   SCHEDULE "A"
                                   COMPANY ACT
                                     FORM 1
              MEMORANDUM OF INTERNATIONAL CONTOUR TECHNOLOGY INC.
          (as altered by Special Resolution dated December 16,
1988)

1.  The name of the Company is "INTERNATIONAL CONTOUR TECHNOLOGY
INC.".
2. The authorized capital of the Company consists of 75,000,000 shares, divided into:
(a) 25,000,000 Class A Subordinate Voting Shares without par value;
(b) 25,000,000 Class B Special Subordinate Voting Shares without par value;
and
(c)  25,000,000 Class C Multiple Voting Shares without par value.
A. The special rights and restrictions attached to the shares are set out in
B. Part 27 of the Articles of the Company.

                                  SCHEDULE "B"
                                     PART 27
              SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO SHARES

27. Special Subordinate voting Shares, Subordinate Voting Shares and Multiple voting Shares: The Class A Subordinate Voting Shares without par value (the
"Subordinate Voting Shares"), the Class B Special Subordinate Voting Shares without par value (the "Special Shares") and the Class C Multiple Voting
Shares without par value (the "Multiple Voting Shares") shall have attached thereto the following respective rights, privileges, restrictions and conditions:

(a)     Votes:  The holders of the Subordinate Voting Shares, the
Special
Shares and the Multiple Voting Shares are entitled to receive notice of and to attend all meetings of shareholders of the Company, except meetings at which only holders of another specified class or series of shares are entitled to vote. The holders of the Subordinate Voting Shares and the Special Shares are entitled to one vote for each Subordinate Voting Share or Special Share held on all votes taken at such meetings and the holders of the Multiple Voting
Shares are entitled to 5 votes for each Multiple Voting Share held on all votes taken at such meetings.

(b) Dividends: The holders of the Subordinate Voting Shares, the Special
Shares and the Multiple Voting Shares shall be entitled to receive and to participate as to dividends as and when declared by the board of Directors of the Company and all such dividends shall be declared and paid at the same time on all such Subordinate Voting Shares, Special Shares and Multiple Voting
Shares at the time outstanding;

(c) Conversion of Special Shares: Upon and subject to the terms and conditions hereinafter set forth, the Special Shares issued and outstanding shall be converted into and become Subordinate Voting Shares, without further cost to the holder thereof, on the following basis:

A) Twenty-five percent (25%) of the Special Shares issued and outstanding shall be converted on a pro-rata basis on the date (the "First
Exchange Date")
which is the earlier of:

1) 90 days after the Company shall have received a receipt for a final prospectus which will enable the holders of the Subordinate Voting Shares obtained upon such conversion of Special Shares, who are not otherwise restricted, to resell such Subordinate Voting Shares without the requirement that a prospectus be filed in respect thereof; and
2) the day which is twelve months following the date of the issuance of such Special Shares.

B) The balance of the Special Shares issued and outstanding shall be converted on a pro-rata basis on the date which is the earlier of:

1) 360 days after the Company shall have received a receipt for a final prospectus which will enable the holders of the Subordinate voting Shares obtained upon such conversion of Special Shares, who are not otherwise restricted, to resell such Subordinate voting Shares without the requirement that a prospectus be filed in respect thereof; and

2) the day which is eighteen months following the date of the issuance of such Special Shares.

(i) Method of Conversion: In order to effect such conversion, the Company or its transfer agent shall give each holder of Special Shares, by prepaid registered mail addressed to his address appearing on the books of the
Company, notice in writing of the conversion, which notice shall require such holder to surrender the certificate or certificates representing the Special
Shares to be converted at the registered office of the Company or at the office of the transfer agent stating the name or names in which he wishes the certificates for the Subordinate Voting Shares to be sent.

(ii) Share Certificate: On the conversion of Special Shares the certificate or certificates representing the Subordinate Voting Shares resulting therefrom shall be issued at the expense of the Company in the name or names indicated in the notice of conversion or, in the absence of such indication, in the name of the holder, provided that the holder shall pay any applicable security transfer taxes or charges if such certificate or certificates are to be issued in a name or names other than the name of the holder.

(iii)     Dilution Protection:  In the event of:

(a) any subdivision, consolidation, conversion, exchange or reclassification of the Special Shares, Subordinate Voting Shares or Multiple
Voting Shares;

(b) any reorganization of the share capital of the Company affecting in any manner the Special Shares, Subordinate Voting Shares, or
Multiple Voting
Shares; or

(c) the amalgamation of the Company with any other company or companies;
the appropriate adjustment will be made td the conversion right provided above so as to preserve that right in all respects.

(iv) Restriction on Issue of Shares: No Special Shares may be issued at any time following the First Exchange Date

(d)  Conversion of Multiple voting Shares:     Upon and subject to
the terms
and conditions hereinafter set forth, a holder of Multiple Voting Shares shall be entitled at any time and from time to time to have any or all of the
Multiple Voting Shares held by him converted into Subordinate Voting Shares on the basis of one Subordinate Voting Share for each Multiple Voting Share so converted (subject to adjustment as set forth below):

(i) Exercise of Conversion Right: Except as set forth in paragraph (e)(iii) below, in order to exercise such right of conversion such holder shall deliver and surrender to the Company or to its transfer agent the certificate or certificates representing the Multiple Voting Shares which he desires to convert together with a written notice to the effect that the holder desires to exercise his right of conversion in respect of that number of Multiple
Voting Shares specified in the conversion notice. The conversion notice shall state the name or names in which the holder wishes the certificate or certificates for Subordinate Voting Shares to be issued and the address or addresses to which he wishes such certificate or certificates to be sent and shall be signed by the holder or his agent duly authorized in writing. If less than all the Multiple Voting Shares represented by any certificate or certificates accompanying any conversion notice are to be converted, the holder shall be entitled to receive, at the expense of the Company, a new certificate representing the Multiple Voting Shares comprised in the certificate or certificates surrendered as aforesaid which are not to be converted.

(ii) Share Certificate: On any conversion of Multiple Voting Shares the certificate or certificates representing the Subordinate Voting Shares resulting therefrom shall be issued at the expense of the Company in the name or names indicated in the notice of conversion or, in the absence of such indication, in the name of the holder, provided that the holder shall pay any applicable security transfer taxes or charges if such certificate or certificates are to be issued in a name or names other than the name of the holder.

(iii) Date of Exercise of Conversion Right: Except as set forth in paragraph
(e)(iii) below, the right of a holder of Multiple Voting Shares to convert the same into Subordinate Voting Shares shall and for all purposes shall be deemed to have been exercised and the holder of Multiple Voting Shares to be converted (or any person or persons in whose name or names such holder of
Multiple Voting Shares shall have directed a certificate or certificates representing Subordinate Voting Shares to be issued as provided above) shall and for all purposes shall be deemed to have become a holder of Subordinate
Voting Shares, on the date of receipt by the Company or by its transfer agent of the certificate or certificates representing all of the Multiple Voting
Shares to be converted accompanied by an appropriate conversion notice as provided above, notwithstanding any delay in the delivery by the Company or by its transfer agent of the certificate or certificates representing the
Subordinate Voting Shares into which the Multiple Voting Shares have been converted.

(iv) Prior Notice of Dividends: The Company shall not pay any dividend upon the Subordinate Voting Shares payable in shares of the capital of the Company or issue to holders of Subordinate Voting Shares rights to purchase
Subordinate Voting Shares, unless it shall have given to the holders of the
Multiple Voting Shares notice of the payment of such dividends or the issue of such rights at least THIRTY (30) days prior to the record date for the determination of shareholders entitled to such dividends or the issue of such rights and shall not, during the period of such notice, take any other corporate actions which might deprive the holders of the Multiple Voting
Shares of the opportunity of exercising the right of conversion as aforesaid.

(v)  Dilution Protection:  In the event of:
     (a) any subdivision, consolidation, conversion, exchange or reclassification of the Special Shares, Subordinate Voting Shares, or Multiple
Voting Shares;
     (b) any reorganization of the share capital of the Company affecting in any manner the Special Shares1 Subordinate Voting Shares, or Multiple Voting
Shares; or
     (c) the amalgamation of the Company with any other company or companies;
the appropriate adjustment will be made to the conversion right provided above so as to preserve that right in all respects.

(e)  Take-Over Bid Protection

(i) Exercise of Conversion Right to Multiple Voting Shares: Upon and subject to the conditions hereinafter set forth, in the event an Offer is made, each
Subordinate Voting Share shall be convertible at the option of the holder during the Conversion Period into one Multiple Voting Share (subject to adjustment as set forth below). The holder shall complete and sign the form headed "Exercise of Right to Convert to Multiple Voting Shares" (Form 1) on the reverse side of the certificate or certificates representing the
Subordinate Voting Shares which the holder desires to convert, specifying the number of Subordinate Voting Shares to be converted. Immediately following the completion and signing of Form 1 as aforesaid, the holder shall complete and sign the form headed "Exercise of Right to Convert to Subordinate Voting
Shares" (Form 2) on the reverse side of each such certificate or certificates.
Each such certificate or certificates shall be presented and surrendered to the Depositary at any of its Designated Offices or, in the event that the
Offer is a Stock Exchange Offer, such certificate or certificates shall be presented and surrendered to the Transfer Agent at any of the offices at which the Transfer Agent provides transfer agency facilities for the Company's
Subordinate Voting Share 5. Upon such receipt by the Depositary or the
Transfer Agent, as the case may be, and subject to each of Form 1 and Form 2 having been completed and signed as set forth above, the conversion right into
Multiple Voting Shares shall have been exercised and the holder shall hold and shall be deemed for all purposes to hold fully paid Multiple Voting Shares effective from the time of signing, and in the number designated in, Form 1
(not exceeding in aggregate the total number of Multiple Voting Shares resulting from such conversion) and the certificate or certificates held by the Depositary or the Transfer Agent, as the case may be, shall represent and shall be deemed for all purposes to represent such Multiple Voting Shares. In the event that each of Form 1 and Form 2 are not completed and signed as set forth above, no conversion to Multiple Voting Shares effective from the time of signing Form 1 shall or shall be deemed to have occurred. In the event that a certificate or certificates are presented and surrendered to the
Transfer Agent as set forth above, the Transfer Agent shall and for all purposes shall be deemed to be irrevocably appointed and empowered to act as the true and lawful attorney of the depositing holder to take all such steps and sign all such documents in the name and on behalf of the depositing holder as is necessary for the purpose of facilitating the acceptance of the Stock
Exchange Offer by the depositing holder. The holder shall pay any governmental or other tax imposed on or in respect of the conversion of ubordinate Voting Shares as set forth above. If less than all of the
Subordinate Voting Shares represented by any certificate are to be converted, the holder shall be entitled to receive, at the expense of the Company, a new certificate representing the Subordinate Voting Shares comprised in the original certificate which are not to be converted.

(ii) Conversion Right Not Coming into Effect: The right of a holder of
Subordinate Voting Shares to convert such shares into Multiple Voting Shares as set forth in paragraph (i) above shall not come into effect in the event that an identical offer in terms of price per share, percentage of shares to be taken up, exclusive of shares owned immediately prior to the Offer by the offeror or associates or affiliates of the offeror, and other essential terms is made to purchase Subordinate Voting Shares concurrently with the Offer, which offer has no conditions attached other than the right not to take up and pay for Subordinate Voting Shares tendered if no Multiple Voting Shares are purchased pursuant to the Offer.

(iii)   Exercise of Right to Convert to Subordinate Voting Shares:
Notwithstanding paragraph (c)(i) above, by signing Form 2 on the reverse side of the certificate or certificates representing Subordinate Voting Shares which the holder elects to convert into Multiple Voting Shares as set forth in paragraph (i) above, in the circumstances described below the holder shall and for all purposes shall be deemed, in his capacity as a holder of Multiple
Voting Shares as a result of completing and signing Form 1, to have irrevocably elected to have exercised his right to convert into Subordinate
Voting Shares each Multiple Voting Share acquired by him as a result of such conversion of Subordinate Voting Shares into Multiple Voting Shares. In such event the holder shall be entitled to one Subordinate Voting Share for each
Multiple Voting Share so converted (subject to adjustment as set forth below).
The said conversion of Multiple Voting Shares to Subordinate Voting Shares shall and for all purposes shall be deemed to occur and be effective:
A. in the case of Multiple Voting Shares taken up and purchased under the
Offer, immediately after such shares are so taken up and purchased; and
B. in the case of Multiple Voting Shares not taken up and purchased under the
Offer, immediately after such shares are released to the depositing holder by the Depositary or by the Transfer Agent, as the case may be.

(iv)  Dilution Protection:  In the event of:
(a) any subdivision, consolidation, conversion1 exchange or reclassification of the Multiple Voting Shares or Subordinate voting Shares;
(b) any reorganization of the share capital of the Company affecting in any manner the Multiple Voting Shares or Subordinate Voting Shares; or
(c) the amalgamation of the Company with any other company or companies;
the appropriate adjustment will be made to the conversion right provided above so as to preserve that right in all respects.

(v)Definitions:  In this Article 27(e):

(a) "Conversion Period" means the period of time commencing on the Offer Date and ending:
(i) in the case of an Offer other than a Stock Exchange Offer, at the latest time for the deposit of Multiple Voting Shares under the Offer at the respective Designated Offices of the Depositary; and
(ii) in the case of a Stock Exchange Offer, at 12:30 p.m., Vancouver time, on the business day immediately preceding the Expiry Date;

(b) "Depositary" means the person or persons or company or companies appointed to act as depositary under the Offer;

(c) "Designated Office" means those offices of the Depositary at which certificates representing Multiple Voting Shares may be deposited under the
Offer;

(d) "Expiry Date" means the last date upon which holders of Multiple Voting
Shares may accept an Offer;

(e) "Offer" means an offer to purchase Multiple Voting Shares which must, by reason of applicable securities legislation or the requirements of a stock exchange on which the Multiple Voting Shares are listed, be made to all or substantially all holders of Multiple Voting Shares residing in any province of Canada;

(f)  "Offer Date" means the date an Offer is made;

(g) "Stock Exchange Offer" means an Offer made through the facilities of a stock exchange on which the Multiple Voting Shares are listed; and

(h) "Transfer Agent" means the registrar and transfer agent of the Company's issued share capital.

(f)     Change in Shares
(i)     Rights of Holders of Class of Shares Changed:
Subject to the provisions of the Company Act, any amendment to the Articles of the Company to delete or vary any rights, privileges, restrictions and conditions attaching to the Special Shares, Subordinate Voting Shares or the
Multiple Voting Shares or to create any special shares ranking in priority to or on a parity with either the Special Shares, Subordinate Voting Shares or the Multiple Voting Shares or to subdivide, consolidate, reclassify or change the Special Shares, Subordinate Voting Shares or the Multiple Voting Shares, may only be made if consented to by at least three-quarters (3/4) of the votes cast at a meeting of the holders of the Special Shares, Subordinate Voting
Shares or the Multiple Voting Shares, as the case may be, duly called for that purpose.
(ii) Rights of Holders of Other Class: The rights, privileges, restrictions and conditions attaching to either the Special Shares, Subordinate Voting
Shares or the Multiple Voting Shares cannot be changed in any manner whatsoever unless the other class of shares is changed in the same manner and in the same proportion or unless the prior approval of the holders of the
Special Shares, Subordinate Voting Shares and the Multiple Voting Shares has been obtained for such change.

(g)     Ranking of Special Shares, Subordinate Voting Shares and
Multiple
Voting Shares:
Except as set out in paragraphs (a) to (f) above, the holders of the Special
Shares, Subordinate Voting Shares and the holders of the Common Shares shall rank equally in all respects and have the same rights and restrictions and, without limitation, shall rank pari passu with the other as to any distribution of the remaining property or assets of the Company in the event of liquidation, dissolution or winding up of the Company.